4957 Lakemont Blvd SE

C-4 Suite #239

Bellevue, WA 98006

P · 425·747·5500

f · 425·747·5501

MONTAVO, INC.

2009 STOCK INCENTIVE PLAN FOR EMPLOYEES, CONTRACTORS, CONSULTANTS, ADVISERS, BOARD ADVISORS, BOARD MEMBERS, AND OTHERS

CONTENTS

1.

Definitions:

2

2.

Purpose of Plan:

3

3.

Administration:

3

4.

Indemnification of Committee Members:

3

5.

Maximum Number of Shares Subject to Plan:

3

6.

Participants:

4

7.

Written Agreement:

4

8.

Allotment of Shares:

4

9.

Stock Option Price:

4

10.

Stock Price:

4

11.

Payment of Stock Option Price:

5

11.

Granting and Exercising of Stock Options:

5

12.

Non-transferability of Stock Options:

6

13.

Term of Stock:

6

14.

Reclassification, Consolidation Or Merger:

6

15.

Non-transferability of Stock Rights:

6

16.

Continuation of Employment:

6

17.

Rights to Continued Employment:

7

18.

Effectiveness of Plan:

7

19.

Termination, Duration and Amendments of Plan:

7

1.

Definitions:

As used herein, the following definitions shall apply:

(a)

"Board of Directors" shall mean the Board of Directors of the Corporation.

(b)

 "Committee" shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that, the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

(c)

"Corporation" shall mean Montavo, Inc., a Delaware corporation, or any successor thereof.

(d)

"Discretion" shall mean in the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat an employee or consultant in a manner consistent with the treatment afforded other employees or consultants with respect to the Plan.

(e)

"Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

(f)

"Plan" shall mean this Montavo, Inc. 2009 Stock Incentive Plan for Employees and Consultants, as amended.

(g)

"Subsidiary" shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest ("Stock") possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

(h)

"Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code.  The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

(i)

"Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code.  The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

2.

Purpose of Plan:

The purpose of the Plan is to provide employees and consultants of the Corporation and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of employees and consultants with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining employees and consultants of exceptional ability.

3.

Administration:

The Plan shall be administered by the Committee.  Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock or stock options, the amount of stock or options to be granted to each such person, and the terms and conditions of any grant.  Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration.  Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Corporation, be final and conclusive.  A majority of the Committee shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

4.

Indemnification of Committee Members:

In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any stock or option granted hereunder to the full extent permitted by applicable law or provided for under the Corporation's Articles of Incorporation or Bylaws with respect to indemnification of directors of the Corporation.

5.

Maximum Number of Shares Subject to Plan:

The maximum number of shares and/or stock options which may be granted under the Plan shall be 6,000,000 shares in the aggregate of Common Stock of the Corporation.

The number of shares subject to each outstanding stock option shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option.

6.

Participants:

The Committee shall determine and designate from time to time, in its Discretion, those employees and consultants of the Corporation or any Subsidiary to receive stock or options that, in the judgment of the Committee, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary.

7.

Written Agreement:

Each stock or option award shall be evidenced by a written agreement (each a "Corporation-Participant Agreement") containing such provisions as may be approved by the Committee.  Each such Corporation-Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement.  The terms of each such Corporation-Participant Agreement shall be in accordance with the Plan, but each Corporation- Participant Agreement may include such additional provisions and restrictions determined by the Committee, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

8.

Allotment of Shares:

The Committee shall determine and fix, in its Discretion, the number of shares of Common Stock or options to purchase shares of Common Stock with respect to which a Participant may be granted.

9.

Stock Option Price:

The Committee, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased.

10.

Stock Price:

The initial and standard price per share of common stock to be issued directly shall be the Fair Market Value per share, but may be changed in each case by the Board, or its designee, from time to time. If the share price is changed, the Board, or its designee, shall determine the share price no later than the date of the issuance of the shares and at such other times as the Board, or its designee, deems necessary. The Board shall have absolute final discretion to determine the price of the common stock under the Plan. In the absence of such specific determination, the share price will be the Fair Market Value per share. "Fair Market Value" shall mean, if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the Closing Bid Price of the Company's stock for the trading day which is the valuation date, provided that the Board may, in its discretion provide an alternative definition for Fair Market Value in the instrument granting the right. Unless otherwise specified by the Board at the time of grant (or in the formula applicable to such grant), the valuation date for purposes of determining the stock price shall be the date of grant. The Board may specify that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the mean of the highest and lowest quoted selling prices on each date on which sales were made in the valuation period. If there is no established market for the Company's Common Stock, or if there were no sales during the applicable valuation period, the determination of Fair Market Value shall be established by the Board in its sole discretion, considering the criteria set forth in Treas. Reg. Section 20.2031-2 or successor regulations.

11.

Payment of Stock Option Price:

To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation in a form acceptable to the Committee, shall be made by the Participant for all shares so purchased.  Such payment may, with the consent of the Committee, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price.  In the Discretion of and subject to such conditions as may be established by the Committee, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option.   Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion.   No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

11.

Granting and Exercising of Stock Options:

Subject to the provisions of this Paragraph 11, each stock option granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant.  If the Common Stock of the Corporation is publicly traded and if a Participant who is granted a stock option is a person who is regularly required to report his or her ownership and changes in ownership of Common Stock of the Corporation to the Securities and Exchange Commission and is subject to short-swing profit liability under the provisions of Section 16(b) of the  Exchange Act, then any election to exercise as well as any actual exercise of such Participant's stock option shall be made only during the period beginning on the third business day and ending on the twelfth business day following the release for publication by the Corporation of quarterly or annual summary statements of sales and earnings. Notwithstanding anything contained in the Plan to the contrary, if the Common Stock of the Corporation is publicly traded, stock options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3(e), or any replacement rule, adopted pursuant to the provisions of the Exchange Act.

A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Committee, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares.  Except as provided in Paragraph 15, stock options may be exercised only while the Participant is an employee or consultant of the Corporation or a Subsidiary.

Successive stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant remain unexercised.  A Participant may exercise a stock option, if then exercisable, notwithstanding those stock options previously granted to such Participant remain unexercised.

12.

Non-transferability of Stock Options:

No stock option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and stock options shall be exercisable, during the lifetime of the Participant, only by the Participant.

13.

Term of Stock:

If not sooner terminated, each stock option granted hereunder shall expire not more than five (5) years from the date of the granting thereof.

14.

Reclassification, Consolidation Or Merger:

If and to the extent that the number of issued shares of common stock of the Company shall be increased or reduced by change in par value, split-up reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to direct issuance held by a person and the price per share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, the person shall be entitled to receive direct issuance covering shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions.

15.

Non-transferability of Stock Rights:

No stock right granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution.  However, any stock issued shall be freely transferable after issuance.

16.

Continuation of Employment:

The Committee may require, in its Discretion, that any Participant under the Plan to whom a stock or option shall be granted shall agree in writing as a condition of the granting of such stock or option award to remain in the employ or to remain as a consultant of the Corporation or a Subsidiary for a designed minimum period from the date of the granting of such stock or option award as shall be fixed by the Committee.

17.

Rights to Continued Employment:

Nothing contained in the Plan or in any stock or option granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment or consultancy by the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment or consultancy at any time.

18.

Effectiveness of Plan:

The Plan shall be effective on the date the Board of Directors of the Corporation adopts the Plan.

19.

Termination, Duration and Amendments of Plan:

The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation.  Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock or option may be granted or awarded thereafter.  The termination of the Plan shall not affect the validity of any stock or option grant outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall (i) without approval or ratification of the shareholders of the Corporation (A) increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 5), (B) increase the maximum number of shares for which any Participant may be granted stock or option under the Plan (except as contemplated by Paragraph 5), (C) change the class of persons eligible to be Participants under the Plan, or (D) materially increase the benefits accruing to Participants under the Plan, or (ii) without the consent of the holder thereof, change the stock price (except as contemplated by Paragraph 5) or alter or impair any stock which shall have been previously granted or awarded under the Plan.

BOARD OF DIRECTORS:

/s/ Brook Lang